ADVISORSHARES TRUST

ADVISORSHARES MARKET ADAPTIVE UNCONSTRAINED INCOME ETF

(formerly AdvisorShares Sunrise Global Multi-Strategy ETF)

Supplement dated November 1, 2015

to the Statement of Additional Information (“SAI”) dated November 1, 2015

This supplement provides new and additional information beyond that contained in the SAI for the AdvisorShares Market Adaptive Unconstrained Income ETF (the “Fund”) and should be read in conjunction with the SAI.

Effective immediately, American Wealth Management (“AWM”) has replaced Sunrise Capital Partners LLC as investment sub-adviser to the Fund. In addition, the Fund’s name has changed from AdvisorShares Sunrise Global Multi-Strategy ETF to AdvisorShares Market Adaptive Unconstrained Income ETF. Also effective immediately, the advisory fee paid by the Fund to AdvisorShares Investments, LLC (the “Advisor”), the investment adviser to the Fund, for its advisory services to the Fund has decreased from 1.50% of the average daily net assets of the Fund to 0.90%. The sub-advisory fee to be paid by the Advisor to AWM for its sub-advisory services to the Fund is 0.45% of the average daily net assets of the Fund. Finally, the Maximum Annual Operating Expense Limit for the Fund has decreased from 1.75% of the average daily net assets of the Fund to 0.99%.

All references in the Fund’s SAI to Sunrise Capital Partners LLC are deleted and replaced with American Wealth Management, all references to the Fund’s Sub-Advisor now refer to AWM, and all references to the AdvisorShares Sunrise Global Multi-Strategy ETF are deleted and replaced with AdvisorShares Market Adaptive Unconstrained Income ETF. In addition, the Proxy Voting Procedures for Sunrise Capital Partners LLC beginning on page B-49 in Appendix B of the SAI are deleted in their entirety.

AWM serves as investment sub-adviser to another series of AdvisorShares Trust and, therefore, information about AWM and Laif Meidell, the Fund’s portfolio manager, is already included in the SAI. The portfolio manager does not currently own any shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.